1 TRANSACTION SUMMARY AMP Global Infra Equity Business A p r i l 2 0 2 2

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects and, (ii) our operational and financial targets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, whether the Company’s transactions with AMP Capital and Wafra described herein will be completed within the time frame and on the terms anticipated or at all, whether the Company will realize any of the anticipated benefits from the transactions with AMP Capital and Wafra, whether the Digital IM business will continue to grow at the rate anticipated, whether the Company will be able to utilize certain tax attributes to offset future income and gains as contemplated, the duration and severity of the current novel coronavirus (COVID-19) pandemic, the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including formation of certain investment management platforms, on our growth and earnings profile; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; whether we will be able to effectively deploy the capital we have committed to capital expenditures and greenfield investments; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy the proceeds received from the sale of our non-digital legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as Brightspire Capital, Inc. (NYSE:BRSP)) to execute their business strategies; the trading price of BRSP shares and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the impact of legislative, regulatory and competitive changes; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. The transaction with AMP Capital described herein is anticipated to close in 2022 and is subject to regulatory clearance and customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendix hereto contains important information relating to non-GAAP financial measures that is material to an understanding of this presentation, and you should read this presentation only with and in context of the appendix.

EXECUTIVE SUMMARY

DigitalBridge has agreed to acquire AMP International Infrastructure equity business comprising four investment funds with $5.5 billion in fee-earning assets under management.

Transaction represents unique opportunity to achieve Day 1 scale in adjacent segment with complete management team, portfolio of existing investments, strong earnings, and further FEEUM growth potential

Advances DigitalBridge *"Full Stack"* Investment Management Strategy	▪ Strategic fit with DigitalBridge flagship 'value-add' digital infrastructure equity franchise ▪ Digital+ platform enables firm to capitalize on smaller, high-return mid-market opportunities while adding new digital logos and extending global LP base ▪ Capture proprietary deal flow at earlier stage in development lifecycle: Average GIF investment $100-500 million range comparable to DBP II investments of $700 million-$1 billion+
High Caliber Plug-and-Play Team	▪ Attractive opportunity to add experienced investment team, 25+ strong, augmenting DigitalBridge's industry-leading team of digital infrastructure professionals ▪ The team will operate as a distinct business unit, based in UK, within the DigitalBridge investment management platform, with a shared focus on generating attractive long-term risk-adjusted returns
Accretive Transaction to Boost DigitalBridge Earnings	▪ Accretive transaction is expected to immediately boost 2022 Digital IM run-rate fee related earnings ("FRE") by approximately 20% of the midpoint of prior guidance, upon closing ▪ Transaction is expected to increase FEEUM by $5.5B, to $23.8B as of last quarter on a pro forma basis, drawn principally from $3.4B GIF II (2019 vintage) and $1.4B GIF I (2016 vintage)

DIGITALBRIDGE

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KEY FINANCIAL CONSIDERATIONS

Transaction represents efficient use of balance sheet 'dry powder' to continue strong growth trajectory of digital investment management platform at attractive valuation level

Increased Earnings and Guidance

Once pending transactions with AMP and Wafra are completed, 2022 Digital IM run-rate FRE of $143M is projected to be 74% higher than original guidance released in February 2022

- Transaction expected to provide $23M incremental run-rate FRE to DigitalBridge. At midpoint of prior 2022 guidance of $120M, represents additional +19% increase following Wafra transaction

($ in millions; FRE mid-point at DBRG share)



Run-rate '22 DBRG FRE (1)
Increases by
+74%
$82
$120
$143
Post GIF Transaction DBRG Share
Post Wafra Transaction DBRG Share
Original FRE Guidance DBRG Share
2022(1)(2)

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

Attractive Valuation

Strategic win/win framework matches DigitalBridge focus on extending franchise with AMP Capital priority to strengthen capital position

TRANSACTION MULTIPLE (all figures USD)	
IM Platform Consideration(2) IM platform+carried interest	$192M
Incremental IM FRE(2) Run-Rate 2022 Estimate	$23M
Transaction Multiple(3)	**8.4x**
Other Consideration	
Sponsor Fund Investments Acquisition of sponsor fund commitments to GIF I and GIF II at 4Q21 fair value; Future appreciation will correlate with investment performance	$136M
Max Potential Earnout(2) See following page for detail on contingent consideration	$129M

1) 2022 Incremental FRE represents run-rate FRE
2) Assumes FX of 1 AUD = 0.7162 USD
3) Transaction Multiple calculated as: IM Platform Consideration / Run-Rate 2022 FRE Estimate; excludes long-term Contingent Consideration and dollar-for-dollar Sponsor Fund Investments

DIGITALBRIDGE

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KEY DEAL TERMS AND BUSINESS PROFILE

Key Deal Terms[1]

(all figures USD)

Transaction Scope	▪ **Purchase of AMPs International Infrastructure Equity Platform:** ▪ Includes the Platform and existing funds including GIF I, GIF II & Co-Investment Vehicles
IM Platform Consideration	▪ **$143M Upfront Cash Payment for IM Platform** ▪ **$49M for rights to the carried interest for GIF I and GIF II**
Earnout	▪ **$129M max earnout based on future fundraising of GIF III and IV** ▪ Thresholds range from $1.5B to $4.75B raised
Sponsor Fund Investments	▪ **$136M for the purchase of the funded sponsor investments in GIF I and GIF II** ▪ Acquisition of sponsor fund commitments to GIF I and GIF II at 4Q21 fair value; Future appreciation will correlate with investment performance
Close Date	▪ **Projected to close by end of year 2022**

Business Profile

- **Leading global infrastructure equity manager** with growing digital focus
- **25+ Investment Professionals** Based principally in UK with investment exposure primarily in North America and Europe
- **Over $5.5 billion of FEEUM,** principally across $1.4B GIF I and $3.4B GIF II; 10 Yr fund lives, 1.2% avg. mgmt. fee
- **Over 140+ limited partners** across North America, Europe & Asia Pacific

Fund Profile

Developed Markets Exposure


North America
Europe
Asia

Growing Digital Focus


Other
Digital Infra

GIF II

Digital Infra Holdings

everstream — VXFIBER: Fiber

expedient: Data Centers

TELECOM Infrastructure Partners: Land Lease

DIGITALBRIDGE

Notes:
1) Assumes FX of 1 AUD = 0.7162 USD

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6 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may differ from methodologies utilized by other companies for similar performance measurements, and accordingly, may not be comparable to those of other companies. Digital Investment Management Fee Related Earnings (FRE): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense excluding equity-based compensation, carried interest and incentive compensation, administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in reconciliations of historical FRE to net income previously reported by the Company. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income.

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